EXHIBIT 99.1

Stop&Shop

BUSBOYS AND POETS

SUPPLEMENTAL FINANCIAL INFORMATION

FOR THE PERIOD ENDED MARCH 31, 2018

cdr
CEDAR REALTY TRUST

LA FITNESS

CEDAR REALTY TRUST, INC.

Supplemental Financial Information

March 31, 2018

(unaudited)

TABLE OF CONTENTS

Earnings Press Release	4 - 6

Financial Information
Condensed Consolidated Balance Sheets	7
Condensed Consolidated Statements of Operations	8
Supporting Schedules to Consolidated Statements	9
Funds From Operations and Additional Disclosures	10
EBITDA for Real Estate and Additional Disclosures	11
Summary of Outstanding Debt	12
Summary of Debt Maturities	13

Portfolio Information
Real Estate Summary	14 - 16
Leasing Activity	17
Tenant Concentration	18
Lease Expirations	19
Same-Property Net Operating Income	20
Summary of Real Estate Held For Sale	21

Non-GAAP Financial Disclosures	22

Forward-Looking Statements

The information contained in this Supplemental Financial Information is unaudited and does not purport to disclose all items required by accounting principles generally accepted in the United States (“GAAP”). In addition, certain statements made or incorporated by reference herein are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and, as such, involve known and unknown risks, uncertainties and other factors which may cause actual results, performance and outcomes to differ materially from those expressed or implied in forward-looking statements. Factors which could cause actual results to differ materially from current expectations include, among others: adverse general economic conditions in the United States and uncertainty in the credit and retail markets; financing risks, such as the inability to obtain new financing or refinancing on favorable terms as the result of market volatility or instability; risks related to the market for retail space generally, including reductions in consumer spending, variability in retailer demand for leased space, tenant bankruptcies, adverse impact of internet sales demand, ongoing consolidation in the retail sector and changes in economic conditions and consumer confidence; risks endemic to real estate and the real estate industry generally; the impact of the Company’s level of indebtedness on operating performance; inability of tenants to meet their rent and other lease obligations; adverse impact of new technology and e-commerce developments on the Company’s tenants; competitive risk; risks related to the geographic concentration of the Company’s properties in the Washington D.C. to Boston corridor; the effects of natural and other disasters; and the inability of the Company to realize anticipated returns from its redevelopment activities. Please refer to the documents filed by Cedar Realty Trust, Inc. with the SEC, specifically the Company’s most recent Annual Report on Form 10-K, as it may be updated or supplemented in the Company’s Quarterly Reports on Form 10-Q and the Company’s other filings with the SEC, which identify additional risk factors that could cause actual results to differ from those contained in forward-looking statements.

CEDAR REALTY TRUST REPORTS FIRST

QUARTER 2018 RESULTS

Port Washington, New York – May 3, 2018 – Cedar Realty Trust, Inc. (NYSE:CDR – the “Company”) today reported results for the first quarter ended March 31, 2018. Net loss attributable to common shareholders was ($0.26) per diluted share compared to net income of $0.10 per diluted share for the comparable 2017 period.  Other highlights include:

Highlights

•	NAREIT-defined funds from operations (FFO) of $0.09 per diluted share
•	Operating funds from operations (Operating FFO) of $0.13 per diluted share
•	Same-property net operating income (NOI) was flat compared to the same period in 2017
•	Signed 48 new and renewal leases for 578,700 square feet in the quarter
•	Total portfolio 92.6% leased and same-property portfolio 93.7% leased at quarter-end
•	Redeemed 2,000,000 shares of 7 ¼% Series B Preferred Stock on January 12, 2018

“This quarter we renewed a record amount of square footage as we proactively extended the lease terms for five strong anchor tenants,” commented Bruce Schanzer, CEO. “Further, we are advancing our urban mixed-use redevelopments and are excited about the value creation opportunities they represent as we continue to transform Cedar.”

Financial Results

Net loss attributable to common shareholders for the first quarter of 2018 was ($23.0) million or ($0.26) per diluted share, compared to net income of $8.2 million or $0.10 per diluted share for the same period in 2017. The principal difference in the comparative three-month results are impairment charges related to properties held for sale along with preferred stock redemption costs in 2018 and gain on sale in 2017.

NAREIT-defined FFO for the first quarter of 2018 was $8.4 million or $0.09 per diluted share, compared to $11.5 million or $0.13 per diluted share for the same period in 2017. Operating FFO for the first quarter of 2018 was $11.9 million or $0.13 per diluted share, compared to $11.7 million or $0.14 per diluted share for the same period in 2017. The principal difference between Operating FFO and NAREIT-defined FFO is preferred stock redemption costs.

Portfolio Update

During the first quarter of 2018, the Company signed 48 leases for 578,700 square feet, all of which are comparable, at a negative lease spread of 7.2% on a cash basis. During the quarter, the Company proactively renewed and extended the rental terms for five anchor tenants totaling 303,000 square feet at reduced or flat base rental rates. These anchor tenants have good credit and generate high foot traffic at their respective properties. Excluding these five anchor renewal leases, on a comparable space basis, the Company’s comparable lease spread would have been a positive 2.8%. Same-property NOI for the first quarter of 2018 was flat as compared to the same period in 2017.

The Company’s total portfolio, excluding properties held for sale, was 92.6% leased at March 31, 2018, compared to 92.9% at December 31, 2017 and 91.2% at March 31, 2017. The Company’s same-property portfolio was 93.7% leased at March 31, 2018, compared to 93.8% at December 31, 2017 and 93.2% at March 31, 2017.

In April 2018, the Company accepted a payment of $4.3 million in consideration for permitting a dark anchor tenant to terminate its lease prior to the contractual expiration, which will be reflected in the quarter ended June 30, 2018. This anchor tenant was located at a property held for sale, and while paying its contractual rent prior to lease termination, it had closed and ceased retail operations at the property. This termination will increase NAREIT-defined FFO and Operating FFO for 2018 by approximately $4.7 million or $0.05 per diluted share, after GAAP adjustments for amortization of intangible lease liabilities and straight-line rents, offset by foregone rental payments for the remainder of 2018.

As of March 31, 2018, Carll’s Corner, located in Bridgeton, New Jersey, and West Bridgewater Plaza, located in West Bridgewater, Massachusetts, have been classified as “real estate held for sale”. The Company recorded impairment charges of $21.4 million in connection with these properties during 2018.

Balance Sheet

As of March 31, 2018, the Company had $98.7 million available under its revolving credit facility and reported net debt to earnings before interest, taxes, depreciations, and amortization for real estate (EBITDAre) of 7.9 times. Further, the Company has no debt maturities until early 2021.

2018 Guidance

The Company updates its previously-announced 2018 guidance as follows:

Net (loss) attributable to common shareholders per diluted share	($0.15) to ($0.13)
NAREIT-defined FFO per diluted share	$0.53 to $0.55
Operating FFO per diluted share	$0.58 to $0.60

This updated guidance reflects the approximately $0.24 per diluted share of impairment charges related to properties held for sale in the first quarter (excluded from NAREIT-defined FFO and Operating FFO) and the approximately $0.05 per diluted share of lease termination income in April 2018. The principal difference between NAREIT-defined FFO and Operating FFO is preferred stock redemption costs.

Non-GAAP Financial Measures

NAREIT-defined FFO is a widely recognized supplemental non-GAAP measure utilized to evaluate the financial performance of a REIT. The Company considers NAREIT-defined FFO to be an appropriate measure of its financial performance because it captures features particular to real estate performance by recognizing that real estate generally appreciates over time or maintains residual value to a much greater extent than other depreciable assets. The Company also considers Operating FFO to be an additional meaningful financial measure of financial performance because it excludes items the Company does not believe are indicative of its core operating performance, such as acquisition pursuit costs, amounts relating to early extinguishment of debt and preferred stock redemption costs, management transition costs and certain redevelopment costs. The Company believes Operating FFO further assists in comparing the Company’s performance across reporting periods on a consistent basis by excluding such items. NAREIT-defined FFO and Operating FFO should be reviewed with GAAP net income attributable to common shareholders, the most directly comparable GAAP financial measure, when trying to understand the Company’s operating performance. A reconciliation of net income (loss) attributable to common shareholders to NAREIT-defined FFO and Operating FFO for the three months ended March 31, 2018 and 2017 is detailed in the attached schedule.

EBITDAre is a recognized supplemental non-GAAP financial measure. The Company presents EBITDAre in accordance with the definition adopted by NAREIT, which generally defines EBITDAre as net income plus interest expense, income tax expense, depreciation, amortization, and impairment write-downs of depreciated property, plus or minus losses and gains on the disposition of depreciated property, and adjustments to reflect the Company’s share of EBITDAre of unconsolidated affiliates. The Company believes EBITDAre provides additional information with respect to the Company’s performance and ability to meet its future debt service requirements. The Company also considers Adjusted EBITDAre to be an additional meaningful financial measure of financial performance because it excludes items the Company does not believe are indicative of its core operating performance, such as acquisition pursuit and redevelopment costs. The Company believes Adjusted EBITDAre further assists in comparing the Company’s performance across reporting periods on a consistent basis by excluding such items. EBITDAre and Adjusted EBITDAre should be reviewed with GAAP net income, the most directly comparable GAAP financial measure, when trying to understand the Company’s operating performance. EBITDAre and Adjusted EBITDAre do not represent cash generated from operating activities and should not be considered as an alternative to income from continuing operations or to cash flow from operating activities. The Company’s computation of Adjusted EBITDAre may differ from the computations utilized by other companies and, accordingly, may not be comparable to such companies.

Same-property NOI is a widely recognized supplemental non-GAAP financial measure for REITs.  Properties are included in same-property NOI if they are owned and operated for the entirety of both periods being compared, except for properties undergoing significant redevelopment and expansion until such properties have stabilized, and properties classified as held for sale. Consistent with the capital treatment of such costs under GAAP, tenant improvements, leasing commissions and other direct leasing costs are excluded from same-property NOI. The Company considers same-property NOI useful to investors as it provides an indication of the recurring cash generated by the Company’s properties by excluding certain non-cash revenues and expenses, as well as other infrequent items such as lease termination income which tends to fluctuate more than rents from year to year. Same property NOI should be reviewed with consolidated operating income, the most directly comparable GAAP financial measure.

Supplemental Financial Information Package

The Company has issued “Supplemental Financial Information” for the period ended March 31, 2018. Such information has been filed today as an exhibit to Form 8-K and will also be available on the Company’s website at www.cedarrealtytrust.com.

Investor Conference Call

The Company will host a conference call today, May 3, 2018, at 5:00 PM (ET) to discuss the quarterly results. The conference call can be accessed by dialing (877) 705-6003 or (1) (201) 493-6725 for international participants. A live webcast of the conference call will be available online on the Company’s website at www.cedarrealtytrust.com.

A replay of the call will be available from 8:00 PM (ET) on May 3, 2018, until midnight (ET) on May 17, 2018. The replay dial-in numbers are (844) 512-2921 or (1) (412) 317-6671 for international callers. Please use passcode 13677839 for the telephonic replay. A replay of the Company’s webcast will be available on the Company’s website for a limited time.

About Cedar Realty Trust

Cedar Realty Trust, Inc. is a fully-integrated real estate investment trust which focuses on the ownership, operation and redevelopment of grocery-anchored shopping centers in high-density urban markets from Washington, D.C. to Boston. The Company’s portfolio (excluding properties treated as “held for sale”) comprises 59 properties, with approximately 8.7 million square feet of gross leasable area.

For additional financial and descriptive information on the Company, its operations and its portfolio, please refer to the Company’s website at www.cedarrealtytrust.com.

Forward-Looking Statements

Statements made in this press release that are not strictly historical are "forward-looking" statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance and outcomes to differ materially from those expressed or implied in forward-looking statements. Factors which could cause actual results to differ materially from current expectations include, among others:  adverse general economic conditions in the United States and uncertainty in the credit and retail markets; financing risks, such as the inability to obtain new financing or refinancing on favorable terms as the result of market volatility or instability; risks related to the market for retail space generally, including reductions in consumer spending, variability in retailer demand for leased space, tenant bankruptcies, adverse impact of internet sales demand, ongoing consolidation in the retail sector and changes in economic conditions and consumer confidence; risks endemic to real estate and the real estate industry generally; the impact of the Company's level of indebtedness on operating performance; inability of tenants to meet their rent and other lease obligations; adverse impact of new technology and e-commerce developments on the Company's tenants; competitive risk; risks related to the geographic concentration of the Company's properties in the Washington D.C. to Boston corridor; the effects of natural and other disasters; and the inability of the Company to realize anticipated returns from its redevelopment activities. Please refer to the documents filed by Cedar Realty Trust, Inc. with the SEC, specifically the Company's Annual Report on Form 10-K for the year ended December 31, 2017, as it may be updated or supplemented in the Company's Quarterly Reports on Form 10-Q and the Company's other filings with the SEC, which identify additional risk factors that could cause actual results to differ from those contained in forward-looking statements.

Contact Information:

Cedar Realty Trust, Inc.

Philip R. Mays

Executive Vice President, Chief Financial Officer and Treasurer

(516) 944-4572

CEDAR REALTY TRUST, INC.

Condensed Consolidated Balance Sheets

	March 31,	December 31,
	2018	2017
ASSETS
Real estate, at cost	$1,507,644,000	$1,534,599,000
Less accumulated depreciation	(341,101,000)	(341,943,000)
Real estate, net	1,166,543,000	1,192,656,000
Real estate held for sale	4,120,000	-
Cash and cash equivalents	3,004,000	3,702,000
Restricted cash	3,914,000	3,517,000
Receivables	18,903,000	17,193,000
Other assets and deferred charges, net	42,028,000	35,350,000
TOTAL ASSETS	$1,238,512,000	$1,252,418,000

LIABILITIES AND EQUITY
Liabilities:
Mortgage loans payable	$127,207,000	$127,969,000
Unsecured revolving credit facility	109,500,000	55,000,000
Unsecured term loans	397,309,000	397,156,000
Accounts payable and accrued liabilities	25,338,000	24,519,000
Unamortized intangible lease liabilities	16,952,000	17,663,000
Total liabilities	676,306,000	622,307,000

Equity:
Preferred stock	159,541,000	207,508,000
Common stock and other shareholders' equity	401,021,000	420,828,000
Noncontrolling interests	1,644,000	1,775,000
Total equity	562,206,000	630,111,000

TOTAL LIABILITIES AND EQUITY	$1,238,512,000	$1,252,418,000

CEDAR REALTY TRUST, INC.

Condensed Consolidated Statements of Operations

	Three months ended March 31,
	2018	2017
PROPERTY REVENUES
Rents	$28,161,000	$28,223,000
Expense recoveries	9,286,000	8,348,000
Other	121,000	203,000
Total property revenues	37,568,000	36,774,000
PROPERTY OPERATING EXPENSES
Operating, maintenance and management	7,794,000	7,044,000
Real estate and other property-related taxes	5,079,000	4,745,000
Total property operating expenses	12,873,000	11,789,000

PROPERTY OPERATING INCOME	24,695,000	24,985,000

OTHER EXPENSES AND INCOME
General and administrative	4,494,000	4,136,000
Acquisition pursuit costs	-	156,000
Depreciation and amortization	10,054,000	10,418,000
Gain on sale	-	(7,099,000)
Impairment charges	21,396,000	-
Total other expenses and income	35,944,000	7,611,000

OPERATING (LOSS) INCOME	(11,249,000)	17,374,000

NON-OPERATING INCOME AND EXPENSES
Interest expense	(5,371,000)	(5,429,000)
Total non-operating income and expense	(5,371,000)	(5,429,000)

NET (LOSS) INCOME	(16,620,000)	11,945,000

Attributable to noncontrolling interests	(48,000)	(169,000)

NET (LOSS) INCOME ATTRIBUTABLE TO CEDAR REALTY TRUST, INC.	(16,668,000)	11,776,000

Preferred stock dividends	(2,799,000)	(3,602,000)
Preferred stock redemption costs	(3,507,000)	-

NET (LOSS) INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(22,974,000)	$8,174,000

NET (LOSS) INCOME PER COMMON SHARE ATTRIBUTABLE TO COMMON SHAREHOLDERS (BASIC AND DILUTED)	$(0.26)	$0.10

Weighted average number of common shares - basic and diluted	87,623,000	81,734,000

CEDAR REALTY TRUST, INC.

Supporting Schedules to Consolidated Statements

Balance Sheets	March 31,	December 31,
	2018	2017
Construction in process (included in real estate, at cost)	$15,420,000	$12,396,000

Receivables
Rents and other tenant receivables, net	$5,152,000	$3,118,000
Straight-line rents	13,751,000	14,075,000
	$18,903,000	$17,193,000

Other assets and deferred charges, net
Lease origination costs	$19,374,000	$19,343,000
Revolving credit facility issuance costs	2,057,000	2,207,000
Prepaid expenses	6,582,000	5,377,000
Other	14,015,000	8,423,000
	$42,028,000	$35,350,000

Statements of Operations	Three months ended March 31,
	2018	2017
Rents
Base rents	$27,159,000	$27,140,000
Percentage rent	88,000	203,000
Straight-line rents	245,000	241,000
Amortization of intangible lease liabilities, net	669,000	639,000
	$28,161,000	$28,223,000

CEDAR REALTY TRUST, INC.

Funds From Operations and Additional Disclosures

	Three months ended March 31,
	2018	2017
Net (loss) income attributable to common shareholders	$(22,974,000)	$8,174,000
Real estate depreciation and amortization	10,004,000	10,375,000
Limited partners' interest	(87,000)	32,000
Gain on sales	-	(7,099,000)
Impairment charges	21,396,000	-
Consolidated minority interests:
Share of income	135,000	137,000
Share of FFO	(124,000)	(105,000)
Funds From Operations ("FFO") applicable to diluted common shares	8,350,000	11,514,000
Adjustments for items affecting comparability:
Preferred stock redemption costs	3,507,000	-
Acquisition pursuit costs	-	156,000
Operating Funds From Operations ("Operating FFO") applicable to diluted common shares	$11,857,000	$11,670,000

FFO per diluted common share:	$0.09	$0.13

Operating FFO per diluted common share:	$0.13	$0.14

Weighted average number of diluted common shares:
Common shares	91,647,000	85,472,000
OP Units	347,000	351,000
	91,994,000	85,823,000

Additional Disclosures (Pro-Rata Share):
Straight-line rents	$245,000	$231,000
Amortization of intangible lease liabilities	669,000	613,000
Non-real estate amortization	343,000	402,000
Share-based compensation, net	974,000	933,000
Maintenance capital expenditures (a)	1,009,000	1,052,000
Lease related expenditures (b)	2,482,000	1,046,000
Development and redevelopment capital expenditures	5,912,000	5,473,000
Capitalized interest and financing costs	358,000	175,000

(a)	Consists of payments for building and site improvements.
(b)	Consists of payments for tenant improvements and leasing commissions.

CEDAR REALTY TRUST, INC.

EBITDA for Real Estate (“EBITDAre”) and Additional Disclosures

	Three months ended March 31,
	2018		2017
Net (loss) income	$(16,620,000)		$11,945,000
Interest expense	5,371,000		5,429,000
Depreciation and amortization	10,054,000		10,418,000
Gain on sales	-		(7,099,000)
Impairment charges	21,396,000		-
EBITDAre	20,201,000		20,693,000
Adjustments for items affecting comparability:
Acquisition pursuit costs	-		156,000
Adjusted EBITDAre	$20,201,000		$20,849,000

Net debt (a)
Debt	$634,016,000		$625,100,000
Debt issuance costs	3,230,000		3,021,000
Unrestricted cash and cash equivalents	(3,004,000)		(2,207,000)
	$634,242,000		$625,914,000

Fixed charges (a)
Interest expense	$5,404,000		$5,228,000
Preferred stock dividends	2,799,000		3,602,000
Scheduled mortgage repayments	752,000		801,000
	$8,955,000		$9,631,000

Debt and Coverage Ratios
Net debt to Adjusted EBITDAre (b)	7.9	x	7.5	x
Interest coverage ratio (based on Adjusted EBITDAre)	3.7	x	4.0	x
Fixed charge coverage ratio (based on Adjusted EBITDAre)	2.3	x	2.2	x

(a)	Includes properties "held for sale".
(b)

For the purposes of this computation, this ratio has been adjusted to include the annualized results of properties acquired, and to exclude, where applicable, (i) the results related to properties sold, and (ii) lease termination income.

CEDAR REALTY TRUST, INC.

Summary of Outstanding Debt

As of March 31, 2018

	Maturity	Interest
Property	Date	Rate	Amounts
Fixed-rate mortgages:
Colonial Commons	Feb 2021	5.5%	$24,373,000
Shoppes at Arts District	Apr 2022	5.2%	8,181,000
East River Park	Sep 2022	3.9%	19,048,000
The Point	Nov 2022	4.5%	27,244,000
Franklin Village Plaza	Jun 2026	3.9%	48,396,000
Total fixed-rate mortgages	weighted average	4.4%	127,242,000

Unsecured debt:
Variable-rate (a):
Revolving credit facility (b)	Sep 2021	3.1%	109,500,000
Term loan	Sep 2022	3.1%	50,000,000

Fixed-rate (c):
Term loan	Feb 2021	3.6%	75,000,000
Term loan	Feb 2022	3.0%	50,000,000
Term loan	Sep 2022	2.8%	50,000,000
Term loan	Apr 2023	3.2%	100,000,000
Term loan	Sep 2024	3.3%	75,000,000
Total unsecured debt	weighted average	3.2%	509,500,000

Total debt	weighted average	3.4%	636,742,000

Unamortized premium			504,000
Unamortized mortgage and term loan issuance costs			(3,230,000)

Total debt			$634,016,000

Fixed to variable rate debt ratio:
Fixed-rate debt		75.0%	$477,242,000
Variable-rate debt		25.0%	159,500,000
		100.0%	$636,742,000

(a)	For variable-rate debt, rate in effect as of March 31, 2018.
(b)	Subject to a one-year extension at the Company's option.
(c)

The interest rates on these term loans consist of LIBOR plus a credit spread based on the Company's leverage ratio, for which the Company has interest rate swaps which convert the LIBOR rates to fixed rates. Accordingly, these term loans are presented as fixed-rate debt.

CEDAR REALTY TRUST, INC.

Summary of Debt Maturities

As of March 31, 2018

	Secured Debt		Unsecured Debt
	Scheduled	Balloon	Revolving		Term
Year	Amortization	Payments	Credit Facility		Loans	Total
2018	$2,265,000	$-	$-		$-	$2,265,000
2019	3,154,000	-	-		-	3,154,000
2020	3,289,000	-	-		-	3,289,000
2021	2,802,000	22,367,000	109,500,000	(a)	75,000,000	209,669,000
2022	2,313,000	47,597,000	-		150,000,000	199,910,000
2023	1,160,000	-	-		100,000,000	101,160,000
2024	1,206,000	-	-		75,000,000	76,206,000
2025	1,253,000	-	-		-	1,253,000
2026	645,000	39,191,000	-		-	39,836,000
	$18,087,000	$109,155,000	$109,500,000		$400,000,000	636,742,000
Unamortized premium						504,000
Unamortized mortgage and term loan issuance costs						(3,230,000)
						$634,016,000

(a)	The revolving credit facility is subject to a one-year extension at the Company's option.

CEDAR REALTY TRUST, INC.

Real Estate Summary

As of March 31, 2018

				Average
	Year		Percent	base rent per	Major Tenants (a)
Property Description	acquired	GLA	occupied	leased sq. ft.	Name	GLA
Connecticut
Big Y Shopping Center	2013	101,105	95.1%	$23.98	Big Y	63,817
Brickyard Plaza	2004	227,598	94.8%	8.41	Home Depot	103,003
					Kohl's	58,966
					Michaels	21,429
					Petsmart	20,405
Groton Shopping Center	2007	130,264	100.0%	12.28	TJ Maxx	30,000
					Goodwill	21,306
					Aldi	17,664
					Planet Fitness	17,500
Jordan Lane	2005	177,504	97.5%	11.47	Stop & Shop	60,632
					Fallas	39,280
					Cardio Fitness	20,283
New London Mall	2009	259,566	92.1%	14.85	Shop Rite	64,017
					Marshalls	30,627
					Home Goods	25,432
					Petsmart	23,500
					A.C. Moore	20,932
Oakland Commons	2007	90,100	100.0%	6.37	Walmart	54,911
					Bristol Ten Pin	35,189
Southington Center	2003	155,842	98.5%	8.23	Walmart	95,482
					NAMCO	20,000
Total Connecticut		1,141,979	96.1%	11.92

Delaware
Christina Crossing	2017	119,353	80.3%	17.52	Shop Rite	68,621

Maryland / Washington, D.C.
East River Park	2015	150,038	98.7%	21.12	Safeway	40,000
					District of Columbia	34,400
Metro Square	2008	71,896	100.0%	18.36	Shoppers Food Warehouse	58,668
Oakland Mills	2005	58,224	100.0%	11.97	Weis Markets	43,470
San Souci Plaza (b)	2009	264,134	82.6%	11.06	Shoppers Food Warehouse	61,466
					Marshalls	27,000
					Home Goods	19,688
					Maximum Health and Fitness	15,612
Shoppes at Arts District	2016	35,676	100.0%	35.02	Busboys and Poets	9,889
					Yes! Organic Market	7,169
Valley Plaza	2003	190,939	95.8%	5.75	K-Mart	95,810
					Ollie's Bargain Outlet	41,888
					Tractor Supply	32,095
Yorktowne Plaza	2007	158,982	80.7%	13.02	Food Lion	37,692
Total Maryland / Washington, D.C.		929,889	90.7%	13.67

Massachusetts
Fieldstone Marketplace	2005/2012	117,873	90.2%	13.00	Shaw's	68,000
					New Bedford Wine and Spirits	15,180
Franklin Village Plaza	2004/2012	303,524	90.4%	21.66	Stop & Shop	75,000
					Marshalls	26,890
					Boost Fitness	15,807
Kings Plaza	2007	168,243	95.2%	6.97	Work Out World	42,997
					Fallas	28,504
					Ocean State Job Lot	20,300
					Savers	19,339
Norwood Shopping Center	2006	97,756	98.2%	10.29	Big Y	42,598
					Planet Fitness	18,830
					Dollar Tree	16,798
The Shops at Suffolk Downs	2005	121,320	100.0%	14.16	Stop & Shop	74,977
Timpany Plaza	2007	183,775	60.1%	10.49	Big Lots	28,027
					Gardner Theater	27,576

CEDAR REALTY TRUST, INC.

Real Estate Summary (Continued)

As of March 31, 2018

				Average
	Year		Percent	base rent per	Major Tenants (a)
Property Description	acquired	GLA	occupied	leased sq. ft.	Name	GLA
Massachusetts (continued)
Webster Commons	2007	98,984	100.0%	11.60	Big Lots	37,024
					Planet Fitness	18,681
Total Massachusetts		1,091,475	88.6%	13.90

New Jersey
Pine Grove Plaza	2003	86,089	90.7%	11.71	Peebles	24,963
The Shops at Bloomfield Station	2016	63,844	89.9%	19.41	Super Foodtown	28,505
Washington Center Shoppes	2001	157,394	91.1%	10.25	Acme Markets	66,046
					Planet Fitness	20,742
Total New Jersey		307,327	90.8%	12.54

New York
Carman's Plaza	2007	194,306	51.8%	21.64	Key Foods	32,570
					Department of Motor Vehicle	19,310

Pennsylvania
Academy Plaza	2001	137,415	88.8%	15.87	Acme Markets	50,918
Camp Hill	2002	423,671	99.7%	15.08	Boscov's	159,040
					Giant Foods	92,939
					LA Fitness	45,000
					Barnes & Noble	24,908
					Staples	20,000
Colonial Commons	2011	408,642	91.9%	13.16	Giant Foods	67,815
					Dick's Sporting Goods	56,000
					Home Goods	31,436
					Ross Dress For Less	30,000
					Marshalls	27,000
					JoAnn Fabrics	25,500
					David's Furniture	24,970
					Old Navy	15,500
Crossroads II (b)	2008	133,717	92.7%	19.77	Giant Foods	78,815
Fairview Commons	2007	52,964	66.7%	11.55	Grocery Outlet	16,650
Fort Washington Center	2002	41,000	100.0%	21.83	LA Fitness	41,000
Gold Star Plaza	2006	71,720	100.0%	9.20	Redner's	48,920
Golden Triangle	2003	202,790	95.5%	12.22	LA Fitness	44,796
					Marshalls	30,000
					Staples	24,060
					Just Cabinets	18,665
					Aldi	15,242
Halifax Plaza	2003	51,510	100.0%	13.06	Giant Foods	32,000
Hamburg Square	2004	99,580	67.4%	6.85	Redner's	56,780
Lawndale Plaza	2015	93,040	100.0%	18.34	Shop Rite	63,342
Maxatawny Marketplace	2011	59,939	100.0%	12.38	Giant Foods	53,914
Meadows Marketplace	2004/2012	91,518	92.0%	15.46	Giant Foods	67,907
Mechanicsburg Center	2005	51,500	100.0%	22.57	Giant Foods	51,500
Newport Plaza	2003	64,489	100.0%	12.69	Giant Foods	43,400
Northside Commons	2008	69,136	100.0%	10.13	Redner's	53,019
Palmyra Shopping Center	2005	111,051	89.5%	7.66	Weis Markets	46,912
					Goodwill	18,104
Port Richmond Village	2001	125,578	96.5%	14.53	Thriftway	40,000
					Pep Boys	20,615
Quartermaster Plaza	2014	456,602	93.5%	14.63	Home Depot	150,000
					BJ's Wholesale Club	117,718
					Planet Fitness	23,146
					Staples	20,388
					Petsmart	19,089

CEDAR REALTY TRUST, INC.

Real Estate Summary (Continued)

As of March 31, 2018

				Average
	Year		Percent	base rent per	Major Tenants (a)
Property Description	acquired	GLA	occupied	leased sq. ft.	Name	GLA
Pennsylvania (continued)
River View Plaza	2003	236,217	85.4%	20.99	United Artists	77,700
					Avalon Carpet	25,000
					Pep Boys	22,000
					Staples	18,000
South Philadelphia	2003	251,881	87.6%	14.79	Shop Rite	54,388
					Ross Dress For Less	31,349
					LA Fitness	31,000
					Modell's	20,000
					Kid City	16,623
Swede Square	2003	100,816	97.0%	18.20	LA Fitness	37,200
The Commons	2004	203,309	88.5%	9.76	Bon-Ton	54,500
					Pat Catans	52,654
					TJ Maxx	24,404
The Point	2000	268,037	96.0%	13.23	Burlington Coat Factory	76,665
					Giant Foods	76,627
					A.C. Moore	24,890
					Staples	24,000
Trexler Mall	2005	337,297	97.6%	10.21	Kohl's	88,248
					Bon-Ton	62,000
					Lehigh Wellness Partners	33,227
					Oxyfit Gym	28,870
					Marshalls	28,488
					Home Goods	28,181
Trexlertown Plaza	2006	325,171	89.5%	13.97	Giant Foods	78,335
					Hobby Lobby	57,512
					Burlington Coat Factory	40,000
					Big Lots	33,824
					Tractor Supply	19,097
Total Pennsylvania		4,468,590	92.9%	14.02

Virginia
Coliseum Marketplace	2005	106,648	100.0%	17.11	Farm Fresh	57,662
					Michaels	23,981
Elmhurst Square	2006	66,254	92.5%	10.44	Food Lion	38,272
General Booth Plaza	2005	71,639	100.0%	14.50	Farm Fresh	53,758
Glen Allen Shopping Center	2005	63,328	100.0%	7.14	Publix	63,328
Kempsville Crossing	2005	79,512	92.8%	11.56	Walmart	41,975
					Farm Fresh	16,938
Oak Ridge Shopping Center	2006	38,700	92.2%	11.01	Food Lion	33,000
Suffolk Plaza	2005	67,216	100.0%	9.90	Farm Fresh	67,216
Total Virginia		493,297	97.2%	12.23

Total (92.6% leased at March 31, 2018)		8,746,216	91.6%	$13.66

(a)	Major tenants are determined as tenants with 15,000 or more sq. ft. of GLA, tenants at single-tenant properties, or the largest tenants at a property, based on GLA.
(b)

Although the ownership percentage for these joint ventures are 40% and 60%, respectively,  the Company has included 100% of these joint ventures’ results of operations in its pro-rata calculations, based on partnership promotes, additional equity interests, and/or other terms of the related joint venture agreements.

CEDAR REALTY TRUST, INC.

Leasing Activity (a)

						Tenant	Average
	Leases	Square	New Rent	Prior Rent	Cash Basis	Improvements	Lease
	Signed	Feet	Per. Sq. Ft (a)	Per. Sq. Ft (b)	% Change	Per. Sq. Ft (c)	Term (Yrs)
Total Comparable Leases
1st Quarter 2018	48	578,700	$13.06	$14.08	-7.2%	$4.22	7.2
4th Quarter 2017	37	268,500	$12.02	$11.63	3.3%	$12.21	6.2
3rd Quarter 2017	23	135,500	$15.20	$14.54	4.5%	$2.22	5.0
2nd Quarter 2017	32	244,600	$14.09	$12.99	8.4%	$18.67	6.0
Total	140	1,227,300	$13.27	$13.38	-0.8%	$8.60	6.5

New Leases - Comparable
1st Quarter 2018	10	46,900	$14.73	$14.79	-0.5%	$16.34	5.8
4th Quarter 2017	21	135,400	$12.34	$12.01	2.7%	$24.22	8.8
3rd Quarter 2017	8	17,400	$16.57	$17.47	-5.2%	$17.29	5.5
2nd Quarter 2017	8	76,800	$13.38	$11.72	14.2%	$59.44	9.5
Total	47	276,500	$13.30	$12.75	4.3%	$32.23	8.3

Renewals - Comparable
1st Quarter 2018	38	531,800	$12.91	$14.02	-7.9%	$3.15	7.3
4th Quarter 2017	16	133,100	$11.69	$11.25	3.9%	$0.00	3.4
3rd Quarter 2017	15	118,100	$15.00	$14.11	6.3%	$0.00	4.9
2nd Quarter 2017	24	167,800	$14.41	$13.57	6.2%	$0.00	4.4
Total	93	950,800	$13.26	$13.56	-2.2%	$1.73	6.0

Total Comparable and Non-Comparable
1st Quarter 2018	48	578,700	$13.06	$14.08	-7.2%	$4.22	7.2
4th Quarter 2017	38	271,500	$12.07	N/A	N/A	$12.37	6.3
3rd Quarter 2017	24	138,000	$15.11	N/A	N/A	$2.18	5.0
2nd Quarter 2017	38	277,200	$14.43	N/A	N/A	$19.75	6.3
Total	148	1,265,400	$13.37	N/A	N/A	$9.13	6.6

(a)	Leases on this schedule represent retail activity only; office leases are not included.
(b)

New rent per sq. ft. represents the minimum cash rent under the new lease for the first 12 months of the term. Prior rent per sq. ft. represents the minimum cash rent under the prior lease for the last 12 months of the previous term.

(c)	Includes costs of tenant specific landlord work and tenant allowances provided to tenants. Excludes first generation space.
(d)	For spaces vacant less than 12 months, the results for the trailing four quarters are as follows:

	Leases	Square	Cash Basis
	Signed	Feet	% Change
Total Comparable Leases	117	1,090,000	-1.9%
New Leases - Comparable	24	139,200	0.2%

CEDAR REALTY TRUST, INC.

Tenant Concentration (Based on Annualized Base Rent)

As of March 31, 2018

	Number				Annualized	Percentage
	of		Percentage	Annualized	base rent	annualized
Tenant	stores	GLA	of GLA	base rent	per sq. ft.	base rents
Top twenty tenants (a):
Giant Foods	10	643,000	7.4%	$10,661,000	$16.58	9.7%
Shop Rite	4	250,000	2.9%	4,159,000	16.64	3.8%
LA Fitness	5	199,000	2.3%	3,005,000	15.10	2.7%
Stop & Shop	3	211,000	2.4%	2,786,000	13.20	2.5%
Dollar Tree	21	215,000	2.5%	2,353,000	10.94	2.1%
Farm Fresh	4	196,000	2.2%	2,264,000	11.55	2.1%
Big Y	2	106,000	1.2%	2,006,000	18.92	1.8%
Home Depot	2	253,000	2.9%	1,977,000	7.81	1.8%
Staples	5	106,000	1.2%	1,750,000	16.51	1.6%
BJ's Wholesale Club	1	118,000	1.3%	1,683,000	14.26	1.5%
United Artists	1	78,000	0.9%	1,538,000	19.72	1.4%
Marshalls	6	170,000	1.9%	1,497,000	8.81	1.4%
Shoppers Food Warehouse	2	120,000	1.4%	1,267,000	10.56	1.2%
Planet Fitness	5	99,000	1.1%	1,202,000	12.14	1.1%
Walmart	3	192,000	2.2%	1,193,000	6.21	1.1%
Redner's	3	159,000	1.8%	1,159,000	7.29	1.1%
Kohl's	2	147,000	1.7%	1,113,000	7.57	1.0%
Home Goods	4	105,000	1.2%	1,044,000	9.94	1.0%
Petsmart	3	63,000	0.7%	971,000	15.41	0.9%
Shaw's	1	68,000	0.8%	881,000	12.96	0.8%
Sub-total top twenty tenants	87	3,498,000	40.0%	44,509,000	12.72	40.6%
Remaining tenants	755	4,517,000	51.6%	65,010,000	14.39	59.4%
Sub-total all tenants (b)	842	8,015,000	91.6%	$109,519,000	$13.66	100.0%
Vacant space	N/A	731,000	8.4%
Total	842	8,746,000	100.0%

(a)	Several of the tenants listed above share common ownership with other tenants:

(1) Giant Foods, Stop & Shop, and Food Lion (GLA of 109,000; annualized base rent of $818,000), (2) Farm Fresh and Shoppers Food Warehouse, (3) Marshalls, Home Goods, and TJ Maxx (GLA of 54,000; annualized base rent of $529,000), and (4) Shaw's and Acme Markets (GLA of 117,000; annualized base rent of $542,000).

(b)	Comprised of large tenants (15,000 or more GLA) and small tenants as follows:

		Percentage		Annualized	Percentage
	Occupied	of occupied	Annualized	base rent	annualized
	GLA	GLA	base rent	per sq. ft.	base rents
Large tenants	5,614,000	70.0%	$61,422,000	$10.94	56.1%
Small tenants	2,401,000	30.0%	48,097,000	20.03	43.9%
Total	8,015,000	100.0%	$109,519,000	$13.66	100.0%

CEDAR REALTY TRUST, INC.

Lease Expirations

As of March 31, 2018

					Annualized	Percentage
	Number		Percentage	Annualized	expiring	of annualized
Year of lease	of leases	GLA	of GLA	expiring	base rents	expiring
expiration	expiring	expiring	expiring	base rents	per sq. ft.	base rents
Month-To-Month	47	224,000	2.8%	$2,928,000	$13.07	2.7%
2018	70	361,000	4.5%	5,976,000	16.55	5.5%
2019	126	903,000	11.3%	12,096,000	13.40	11.0%
2020	126	1,348,000	16.8%	16,104,000	11.95	14.7%
2021	125	995,000	12.4%	14,676,000	14.75	13.4%
2022	105	669,000	8.3%	9,900,000	14.80	9.0%
2023	60	552,000	6.9%	7,452,000	13.50	6.8%
2024	38	656,000	8.2%	8,712,000	13.28	8.0%
2025	32	511,000	6.4%	6,996,000	13.69	6.4%
2026	28	223,000	2.8%	3,564,000	15.98	3.3%
2027	32	315,000	3.9%	4,152,000	13.18	3.8%
2028	23	338,000	4.2%	4,236,000	12.53	3.9%
Thereafter	30	920,000	11.5%	12,727,000	13.83	11.6%
All tenants	842	8,015,000	100.0%	$109,519,000	$13.66	100.0%
Vacant space	N/A	731,000	N/A
Total portfolio	842	8,746,000	N/A

CEDAR REALTY TRUST, INC.

Same-Property Net Operating Income ("Same-property NOI")

Same-Property NOI (a)

	Three months ended March 31,
	2018	2017
Base Rents	$22,176,000	$22,025,000
Expense Recoveries	7,081,000	6,675,000
Total Revenues	29,257,000	28,700,000
Operating expenses	9,445,000	8,892,000
NOI	$19,812,000	$19,808,000

Occupied	92.9%	91.5%
Leased	93.7%	93.2%
Average base rent	$13.10	$13.03
Number of same properties	51	51
NOI growth	0.0%

(a)

Same-property NOI includes properties that were owned and operated for the entirety of both periods being compared, except for properties undergoing significant redevelopment and expansion until such properties have stabilized, and excluding properties classified as "held for sale". Same-property NOI (i) excludes non-cash revenues such as straight-line rent adjustments and amortization of intangible lease liabilities, (ii) reflects internal management fees charged to properties, and (iii) excludes infrequent items, such as lease termination fee income.

CEDAR REALTY TRUST, INC.

Summary of Real Estate Held For Sale

					Average
		Percent		Percent	base rent per
Real Estate Held for Sale	State	owned	GLA	occupied	leased sq. ft.
Carll's Corner	NJ	100%	129,582	44.4%	$11.26
West Bridgewater Plaza (a)	MA	100%	133,039	44.4%	4.92
			262,621	44.4%	$8.05

(a)	Reflects anchor lease termination of 57,315 of GLA on April 18, 2018.

CEDAR REALTY TRUST, INC.

Non-GAAP Financial Disclosures

Funds From Operations (“FFO”) and Operating Funds From Operations (“Operating FFO”)

FFO is a widely recognized supplemental non-GAAP measure utilized to evaluate the financial performance of a REIT. The Company presents FFO in accordance with the definition adopted by the National Association of Real Estate Investments Trusts (“NAREIT”). NAREIT generally defines FFO as net income attributable to common shareholders (determined in accordance with GAAP), excluding gains (losses) from sales of real estate properties, impairment provisions on real estate properties, plus real estate related depreciation and amortization, and adjustments for partnerships and joint ventures to reflect FFO on the same basis. The Company considers FFO to be an appropriate measure of its financial performance because it captures features particular to real estate performance by recognizing that real estate generally appreciates over time or maintains residual value to a much greater extent than other depreciable assets.

The Company also considers Operating FFO to be an additional meaningful financial measure of financial performance because it excludes items the Company does not believe are indicative of its core operating performance, such as acquisition pursuit costs, amounts relating to early extinguishment of debt and preferred stock redemption costs, management transition costs and certain redevelopment costs. The Company believes Operating FFO further assists in comparing the Company’s performance across reporting periods on a consistent basis by excluding such items.

FFO and Operating FFO should be reviewed with GAAP net income attributable to common shareholders, the most directly comparable GAAP financial measure, when trying to understand the Company’s operating performance. FFO and Operating FFO do not represent cash generated from operating activities and should not be considered as an alternative to net income attributable to common shareholders or to cash flow from operating activities. The Company’s computations of FFO and Operating FFO may differ from the computations utilized by other REITs and, accordingly, may not be comparable to such REITs.

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”) and Adjusted EBITDAre

EBITDAre is a recognized supplemental non-GAAP financial measure. The Company presents EBITDAre in accordance with the definition adopted by NAREIT, which generally defines EBITDAre as net income plus interest expense, income tax expense, depreciation, amortization, and impairment write-downs of depreciated property, plus or minus losses and gains on the disposition of depreciated property, and adjustments to reflect the Company’s share of EBITDAre of unconsolidated affiliates. The Company believes EBITDAre provides additional information with respect to the Company’s performance and ability to meet its future debt service requirements.

The Company also considers Adjusted EBITDAre to be an additional meaningful financial measure of financial performance because it excludes items the Company does not believe are indicative of its core operating performance, such as acquisition pursuit and redevelopment costs. The Company believes Adjusted EBITDAre further assists in comparing the Company’s performance across reporting periods on a consistent basis by excluding such items.

EBITDAre and Adjusted EBITDAre should be reviewed with GAAP net income, the most directly comparable GAAP financial measure, when trying to understand the Company’s operating performance. EBITDAre and Adjusted EBITDAre do not represent cash generated from operating activities and should not be considered as an alternative to income from continuing operations or to cash flow from operating activities. The Company’s computation of Adjusted EBITDAre may differ from the computations utilized by other companies and, accordingly, may not be comparable to such companies.

Same-Property Net Operating Income (“Same-Property NOI”)

Same-property NOI is a widely recognized supplemental non-GAAP financial measure for REITs.  Properties are included in same-property NOI if they are owned and operated for the entirety of both periods being compared, except for properties undergoing significant redevelopment and expansion until such properties have stabilized, and properties classified as held for sale. Consistent with the capital treatment of such costs under GAAP, tenant improvements, leasing commissions and other direct leasing costs are excluded from same-property NOI. The Company considers same-property NOI useful to investors as it provides an indication of the recurring cash generated by the Company’s properties by excluding certain non-cash revenues and expenses, as well as other infrequent items such as lease termination income which tends to fluctuate more than rents from year to year.

Same-property NOI should be reviewed with consolidated operating income, the most directly comparable GAAP financial measure. Same-property NOI should not be considered as an alternative to consolidated operating income prepared in accordance with GAAP or as a measure of liquidity. The Company’s computations of same-property NOI may differ from the computations utilized by other REITs and, accordingly, may not be comparable to such REITs.